UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                February 2, 2004


                            ULTRALIFE BATTERIES, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
          ____________________________________________________________
         (State or other jurisdiction of incorporation or organization)


           0-20852                              16-1387013
     ______________________          __________________________________
    (Commission File Number)        (I.R.S. Employer Identification No.)


                 2000 Technology Parkway, Newark, New York 14513
                _________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (315) 332-7100
               __________________________________________________
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements, Pro Forma Financials and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1     Press Release dated February 2, 2004



Item 9.  Regulation FD Disclosure.

The Company announced that it has been awarded a production contract for its BA-5390/U battery valued at approximately $12 million, by the U.S. Army Communications Electronics Command (CECOM). Battery shipments are expected to begin in the second quarter and be completed during the third quarter of this year. Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ULTRALIFE BATTERIES, INC.

Dated:  February 2, 2004               By: /s/ Peter F. Comerford
                                           _____________________________________
                                               Peter F. Comerford
                                               Vice President - Administration &
                                               General Counsel




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                                Index to Exhibits

(99)     Additional Exhibits

         99.1     Press Release dated February 2, 2004